UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 9, 2019

Monaker Group, Inc.

(Exact name of Registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

001-38402	26-3509845
(Commission File Number)	(I.R.S. Employer Identification No.)

2893 Executive Park Drive, Suite 201

Weston, Florida 33331

(Address of principal executive offices zip code)

(954) 888-9779

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 Par Value Per Share	MKGI	The NASDAQ Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) and (c)

Effective on October 9, 2019, the Board of Directors of Monaker Group, Inc. (the “Company”), appointed Mr. Sirapop ‘Kent’ Taepakdee, the Controller of the Company, as the principal financial and accounting officer of the Company, taking the position of Mr. Omar Jimenez, the Chief Financial Officer of the Company, who is dealing with certain health issues.

Mr. Taepakdee is not a party to any material plan, contract or arrangement (whether or not written) with the Company.

Mr. Taepakdee is not a participant in any related party transaction required to be reported pursuant to Item 404(a) of Regulation S-K.

There are no family relationships between any director or executive officer of the Company, including, but not limited to Mr. Taepakdee.

Mr. Taepakdee’s biographical information is discussed below:

Mr. Sirapop ‘Kent’ Taepakdee, age 56

Mr. Taepakdee has served as the Controller of the Company since July 2019. From February 2012 to January 2018, Mr. Taepakdee served as the Controller of INCEPTRA LLC and JTH Holdings LLC, located in Weston, Florida. From September 2007 to December 2011, Mr. Taepakdee served as a Senior Accountant – Fixed Asset Tax/Assistant Manager, for Office Depot’s international headquarters located in Boca Raton, Florida. Prior to working for Office Depot, Mr. Taepakdee served as Controller of Hilda Flack Interiors, in Palm Beach Gardens, Florida, from January 2005 to August 2007. From 2000 to 2004, Mr. Taepakdee served as a Senior Accountant – Financial Reporting and Analysis, with Vanguard Car Rental USA Inc. (Alamo and National Car Rental), in Boca Raton, Florida. Mr. Taepakdee also served as the Chief Financial Officer at the Bangkok Naval Base (Royal Thai Navy) from 1986 to 1996. Mr. Taepakdee received an MBA (with a specialization in Finance), from Ramkhamhaeng University, in Bangkok, Thailand and a BBA in Accounting (First Class Honors / Valedictorian), from Krirk University, in Bangkok, Thailand.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONAKER GROUP, INC.

Date: October 11, 2019	By:	/s/ William Kerby
		Name:	William Kerby
		Title:	Chief Executive Officer